UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

May 2, 2022

McCormick & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	MD	21031
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:

410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC.V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2022, McCormick & Company, Incorporated ("McCormick") announced the appointment of Brendan M. Foley as President and Chief Operating Officer of McCormick effective June 1, 2022. Lawrence E. Kurzius will remain McCormick's Chairman and Chief Executive Officer.

Mr. Foley, age 56, joined McCormick in 2014 and has held roles of increasing responsibility since that time, including: President - Global Consumer, Americas and Asia (February 1, 2020 to present), President - Global Consumer and Americas (June 19, 2017 to February 1, 2020), President - Global Consumer and North America (June 1, 2016 to June 19, 2017), President - North America (June 1, 2015 to June 1, 2016), and President - U.S. Consumer Products Division (June 2, 2014 to June 1, 2015).

Effective June 1, 2022, Mr. Foley will receive an annual base salary of $900,000 in connection with his new position. Mr. Foley will participate in McCormick's annual cash management incentive bonus program with a target award level equal to 120% of his annual base salary and a maximum award level equal to 240% of his annual base salary. Mr. Foley has not been granted any additional equity or other compensation awards in connection with the new position at this time, however, Mr. Foley will continue to participate in McCormick's long-term equity incentive compensation program at a level anticipated to be commensurate with his new position. Mr. Foley will also continue to participate in the other components of McCormick's executive compensation program, including various retirement and savings plans, health and welfare programs, and other benefits, which are described in McCormick's 2022 Proxy Statement.

There are no related party transactions involving Mr. Foley that are reportable under Item 404(a) of Regulation S-K.

A copy of McCormick's Press release entitled "Brendan Foley Named Chief Operating Officer and President for McCormick" is attached hereto as Exhibit 99.1.

Item 9.01: Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Copy of the press release labeled " Brendan Foley Named Chief Operating Officer and President for McCormick"
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: May 2, 2022	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary